UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2019

Tallgrass Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Shares Representing Limited Partner Interests	TGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR 240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.
On July 25, 2019, Tallgrass Energy, LP ("TGE") issued a press release announcing second quarter 2019 earnings. A copy of the press release is attached hereto, furnished as Exhibit 99.1, and incorporated in this report by reference.

Item 7.01.	Regulation FD Disclosure.
The following materials will be posted to the TGE investor relations page of the Tallgrass Energy website on or about August 1, 2019:

•
The financial statements of Rockies Express Pipeline LLC as of June 30, 2019 and December 31, 2018, and for the three and six months ended June 30, 2019 and 2018 located under the "News & Market Information/Webcasts & Presentations" section; and

•
The financial statements of Tallgrass Energy Partners, LP ("TEP") as of June 30, 2019 and December 31, 2018, and for the three and six months ended June 30, 2019 and 2018, together with management's discussion and analysis of financial condition and results of operations for TEP located under the "Other Information/Tallgrass Energy Partners Noteholders" section.

Shareholders of TGE, TEP senior noteholders and other interested parties are invited to view these materials at www.tallgrassenergy.com.
In accordance with General Instruction B.2 to Form 8-K, the information provided under Item 2.02 and Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

99.1	Press release dated July 25, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

		By:	Tallgrass Energy GP, LLC
its general partner

Date:	July 25, 2019	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
Chief Executive Officer